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CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of HEI, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Form S-8.

                                              /s/ KPMG LLP
                                              Minneapolis, Minnesota
                                              April 16, 2002